SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



Form 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)    December 2, 1997
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ALICO, INC.
_____________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                            0-261         59-0906081
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(State or other jurisdiction     (Commission     (IRS Employer
           of incorporation)     File Number)    Identification No.)


Post Office Box 338, La Belle, Florida             33975
_______________________________________            ______
(Address of principal executive offices)         (Zip Code)




Registrant's telephone number, including area code             941/675-2966
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Item 5.      Other Events.

(A)    Annual Meeting of Shareholders

(1) At the Annual Meeting of Shareholders of Alico, Inc. on December 2, 1997, all directors listed in the proxy statement, namely, Jefferson C. Barrow,
Jr., Walker E. Blount, Jr., Ben Hill Griffin, III, Ben Hill Griffin, IV,
K. E. Hartsaw, Lloyd G. Hendry, W. Bernard Lester, Thomas E. Oakley and
John C. Updike were re-elected

(B)    Board of Directors Meeting

(1) At the meeting of the Board of Directors immediately following the Annual Meeting of Shareholders the following officers were elected.

Chairman of the Board and
  Chief Executive Officer                 Ben Hill Griffin, III

Vice Chairman of the Board                John C. Updike

President and Chief Operating Officer     W. Bernard Lester

Vice President, Chief Financial
  Officer, Treasurer and Assistant
  Secretary                                L. Craig  Simmons

Vice President, Ranch Division	            B. Wade Grigsby

Vice President, Sugarcane and
  Special Crops Division                   John T. Brantley

Controller                                 Patrick W. Murphy

Secretary and Assistant Treasurer          Beatrice W. Boyle

Assistant Secretary                        Jefferson C. Barrow, Jr.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)




By_W BERNARD LESTER
W. Bernard Lester, President
Date